PROSPECTUS

The JPM Advisor U.S. Small Cap Equity Fund
6 St. James Avenue
Boston, Massachusetts 02116
For information call (800) JPM-3637

The JPM Advisor U.S. Small Cap Equity Fund (the "Fund") seeks to provide a high total return from a portfolio of equity securities of small companies. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

The Fund is a diversified no-load mutual fund for which there are no sales charges or exchange or redemption fees. The Fund is a series of The JPM Advi-sor Funds, an open-end management investment company organized as a Massachu-setts business trust (the "Trust").

UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFO-LIO OF SECURITIES, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY IN-VESTING ALL OF ITS INVESTABLE ASSETS IN THE U.S. SMALL COMPANY PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING DIVERSIFIED OPEN-END MANAGEMENT INVESTMENT COM-PANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND INVESTS IN THE PORTFOLIO THROUGH SIGNATURE FINANCIAL GROUP, INC.'S HUB AND SPOKE(R) FINANCIAL SERVICES METHOD. HUB AND SPOKE(R) EMPLOYS A TWO-TIER MASTER-FEEDER STRUCTURE AND IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC. SEE SPE-CIAL INFORMATION CONCERNING HUB AND SPOKE(R) ON PAGE 2.

The Portfolio is advised by Morgan Guaranty Trust Company of New York ("Mor-gan" or the "Advisor").

This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing and it should be retained for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional In-formation dated October 1, 1995 (as supplemented from time to time). This in-formation is incorporated herein by reference and is available without charge upon written request from the Fund's Distributor, Signature Broker-Dealer Services, Inc., 6 St. James Avenue, Boston, Massachusetts 02116, Attention:
The JPM Advisor Funds, or by calling (800) 847-9487.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE IN-VESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE DATE OF THIS PROSPECTUS IS OCTOBER 1, 1995

TABLE OF CONTENTS

                                                                            PAGE
Investors for Whom the Fund Is Designed....................................   1
Financial Highlights.......................................................   3
Special Information Concerning Hub and Spoke(R)............................   3
Investment Objective and Policies..........................................   4
Risk Factors and Additional Investment Information.........................   6
Investment Restrictions....................................................   9
Management of the Trust and the Portfolio..................................  10
Shareholder Transactions...................................................  13
Purchase of Shares.........................................................  13

                                                                            PAGE
Redemption of Shares.......................................................  14
Exchange of Shares.........................................................  14
Dividends and Distributions................................................  14
Net Asset Value............................................................  15
Organization...............................................................  15
Taxes......................................................................  16
Additional Information.....................................................  16
Appendix................................................................... A-1
Options.................................................................... A-1
Futures Contracts.......................................................... A-1

The JPM Advisor U.S. Small Cap Equity Fund

INVESTORS FOR WHOM THE FUND IS DESIGNED

The Fund is designed for investors who wish to invest in a portfolio of equity securities of small companies. The Fund seeks to achieve its investment objec-tive by investing all of its investable assets in The U.S. Small Company Port-folio, a diversified open-end management investment company having the same in-vestment objective as the Fund. Since the investment characteristics and expe-rience of the Fund will correspond directly with those of the Portfolio, the discussion in this Prospectus focuses on the investments and investment poli-cies of the Portfolio. The net asset value of shares in the Fund fluctuates with changes in the value of the investments in the Portfolio.

The Portfolio may make various types of investments in seeking its objective. Among the permissible investments and investment techniques for the Portfolio are futures contracts, options and forward contracts on foreign currencies. The potential risks of investing in these derivative instruments are discussed in Risk Factors and Additional Investment Information and the Appendix. The Port-folio may also purchase certain privately placed securities. In view of the capitalization of the companies in which the Portfolio invests, the risks of investment in the Fund and the volatility of the value of its shares may be greater than the general equity markets. For further information about these investments, see Investment Objective and Policies below.

The Fund requires a minimum initial investment of $5,000. See Purchase of Shares.

This Prospectus describes the investment objective and policies, management and operation of the Fund to enable investors to decide if the Fund suits their needs. The Fund operates through Signature Financial Group, Inc.'s ("Signa-ture") Hub and Spoke (R) financial services method. The Trustees of the Trust believe that the Fund may achieve economies of scale over time by investing through Hub and Spoke (R).

The following table illustrates that investors in the Fund incur no shareholder transaction expenses; their investment in the Fund is subject only to the oper-ating expenses set forth below for the Fund and the Portfolio, as a percentage of average net assets of the Fund. The Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be approxi-mately equal to and may be less than the expenses that the Fund would incur if it retained the services of an investment adviser and invested its assets di-rectly in portfolio securities. Fund and Portfolio expenses are discussed below under the headings Management of the Trust and the Portfolio.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases............................................ None
Sales Load Imposed on Reinvested Dividends................................. None
Deferred Sales Load........................................................ None
Redemption Fees............................................................ None
Exchange Fees.............................................................. None

EXPENSE TABLE

ANNUAL OPERATING EXPENSES*

Advisory Fees............................................................. 0.60%
Rule 12b-1 Fees........................................................... None
Other Expenses (after expense reimbursement).............................. 0.70%
                                                                           ----
Total Operating Expenses (after expense reimbursement).................... 1.30%

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* These expenses are based on estimated expenses of the Fund and the Portfolio and estimated average net assets for the Fund's current fiscal year, after any applicable expense reimbursement. Without such expected reimbursement, the estimated Total Operating Expenses would be equal on an annual basis to 1.41% of the estimated average daily net assets of the Fund. See Management of the Trust and the Portfolio.

EXAMPLE

An investor would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period:

1 Year..................................................................... $ 13
3 Years.................................................................... $ 42
5 Years.................................................................... $ 73
10 Years................................................................... $160

The above expense table is designed to assist investors in understanding the various direct and indirect costs and expenses that investors in the Fund bear. The fees and expenses included in Other Expenses are the fees paid to Morgan under the Services Agreement, organizational expenses, fees paid to State Street Bank and Trust Company as custodian of the Portfolio and other usual and customary expenses of the Portfolio. For a more detailed description of con-tractual fee arrangements, including expense reimbursements, and of the fees and expenses included in Other Expenses, see Management of the Trust and the Portfolio. In connection with the above example, please note that $1,000 is less than the Fund's minimum investment requirement and that there are no re-demption or exchange fees of any kind. See Purchase of Shares and Redemption of Shares. THE EXAMPLE IS HYPOTHETICAL; IT IS INCLUDED SOLELY FOR ILLUSTRATIVE PURPOSES. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE; ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following selected data for a share outstanding for the indicated periods have been audited by independent accountants. A copy of the Fund's annual re-port, which is incorporated by reference into the Statement of Additional In-formation, will be made available without charge upon request.

                                                               FOR THE PERIOD
                                                               MARCH 24, 1995
                                                               (COMMENCEMENT OF
                                                               OPERATIONS) TO
                                                               MAY 31, 1995
                                                               ----------------
Net Asset Value, Beginning of Period..........................      $10.00
Income From Investment Operations:
  Net Investment Income.......................................        0.10
  Net Realized and Unrealized Gain from Portfolio.............        0.54
                                                                    ------
Total From Investment Operations..............................        0.64
                                                                    ------
Net Asset Value, End of Period................................      $10.64
                                                                    ======
Total Return..................................................        6.40%(a)
Ratios and Supplemental Data:
  Net Assets at End of Period.................................      $  106
  Ratios to Average Net Assets:
    Expenses..................................................        0.00%(b)
    Net Investment Income.....................................        5.04%(b)
    Decrease Reflected in the Above Expense Ratio due to
     Expense Reimbursements...................................        2.50%(b)

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(a)Not annualized.
(b)Annualized.

SPECIAL INFORMATION CONCERNING HUB AND SPOKE(R)

The Trust and the Portfolio use certain proprietary rights, know-how and finan-cial services referred to as Hub and Spoke (R). Hub and Spoke (R) is a regis-tered service mark of Signature. Signature Broker-Dealer Services, Inc. (the Trust's and Portfolio's Administrator and the Trust's Distributor) is a wholly owned subsidiary of Signature.

Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund is an open-end management investment company which seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. The investment objective of the Fund or Port-folio may be changed only with the approval of the holders of the outstanding shares of the Fund and the Portfolio. The use of Hub and Spoke(R) has been ap-proved by the shareholders of the Fund. The Hub and Spoke(R) investment fund structure has been developed relatively recently, so shareholders should care-fully consider this investment approach.

In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio may sell shares of their own fund using a different pricing structure than the Fund. Such different pricing structures may result in differences in returns experienced by investors in other funds that invest in the Portfolio. Such differences in returns are not uncommon and are present in other mutual fund structures. Information concern-ing other holders of interests in the Portfolio is available from the Adminis-trator at (800) 847-9487.

The Trust may withdraw the investment of the Fund from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same invest-ment objective and restrictions as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Portfolio.

Certain changes in the Portfolio's investment objective, policies or restric-tions, or a failure by the Fund's shareholders to approve a change in the Port-folio's investment objective or restrictions, may require withdrawal of the Fund's interest in the Portfolio. Any such withdrawal could result in a distri-bution in kind of portfolio securities (as opposed to a cash distribution) from the Portfolio which may or may not be readily marketable. The distribution in kind may result in the Fund having a less diversified portfolio of investments or adversely affect the Fund's liquidity, and the Fund could incur brokerage, tax or other charges in converting the securities to cash. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

Smaller funds investing in the Portfolio may be materially affected by the ac-tions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may subsequently experience higher pro rata operating expenses, thereby producing lower returns. Addition-ally, because the Portfolio would become smaller, it may become less diversi-fied, resulting in potentially increased portfolio risk (however, these possi-bilities also exist for traditionally structured funds which have large or in-stitutional investors who may withdraw from a fund). Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Fund is requested to vote on matters pertaining to the Portfolio (other than a vote by the Fund to continue the op-eration of the Portfolio upon the withdrawal of another investor in the Portfo-
lio), the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes proportionately as instructed by the Fund's shareholders. The Trust will vote the shares held by Fund shareholders who do not give voting in-structions in the same proportion as the shares of Fund shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of such matters.

For more information about the Portfolio's investment objective, policies and restrictions, see Investment Objective and Policies, Risk Factors and Addi-tional Investment Information and Investment Restrictions. For more information about the Portfolio's management and expenses, see Management of the Trust and the Portfolio. For more information about changing the investment objective, policies and restrictions of the Fund or the Portfolio, see Investment Restric-tions.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund and the Portfolio is described below, to-gether with the policies they employ in their efforts to achieve this objec-tive. Additional information about the investment policies of the Fund and the Portfolio appears in the Statement of Additional Information under Investment Objectives and Policies. There can be no assurance that the investment objec-tive of the Fund or the Portfolio will be achieved.

The Fund's investment objective is to provide a high total return from a port-folio of equity securities of small companies. Total return will consist of re-alized and unrealized capital gains and losses plus income. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio, a diversified open-end management invest-ment company having the same investment objective as the Fund. The Portfolio invests primarily in the common stock of small U.S. companies. The small com-pany holdings of the Portfolio are primarily companies included in the Russell 2500 Index. Under certain market conditions, the Fund or the Portfolio may not be able to achieve its investment objective.

The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large compa-nies. The Fund may also serve as an efficient vehicle to diversify an existing portfolio by adding the equities of smaller U.S. companies.

Morgan seeks to enhance the Portfolio's total return relative to that of the U.S. small company universe. To do so, Morgan uses fundamental research, sys-tematic stock valuation and a disciplined portfolio construction process. Mor-gan continually screens the universe of small capitalization companies to identify for further analysis those companies which exhibit favorable charac-teristics such as significant and predictable cash flow and high quality man-agement. Based on fundamental research and using a dividend discount model, Morgan ranks these companies within economic sectors according to their rela-tive value. Morgan then selects for purchase the most attractive companies within each economic sector.

Morgan uses a disciplined portfolio construction process to seek to enhance returns and reduce volatility in the market value of the Portfolio relative to that of the U.S. small company universe. Morgan believes that under normal market conditions, the Portfolio will have sector weightings comparable to that of the U.S. small company universe, although it may moderately under- or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Portfolio.

The Portfolio intends to manage its investments actively in pursuit of its in-vestment objective. Since the Portfolio has a long-term investment perspec-tive, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, it may take advantage of short-term trading opportunities that are consistent with its ob-jective. To the extent the Portfolio engages in short-term trading, it may re-alize short-term capital gains or losses and incur increased transaction costs. See Taxes below. The estimated annual portfolio turnover rate for the Portfolio is generally not expected to exceed 100%.

EQUITY INVESTMENTS. During ordinary market conditions, the Advisor intends to keep the Portfolio essentially fully invested with at least 65% of the Portfo-lio's net assets invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certificates, limited partner-ship interests and equity participations. The Portfolio's primary equity in-vestments are the common stock of small U.S. companies and, to a limited ex-tent, similar securities of foreign corporations. The common stock in which the Portfolio may invest includes the common stock of any class or series or any similar equity interest, such as trust or limited partnership interests. The small company holdings of the Portfolio are primarily companies included in the Russell 2500 Index. These equity investments may or may not pay divi-dends and may or may not carry voting rights. The Portfolio invests in securi-ties listed on domestic or foreign securities exchanges and securities traded in domestic or foreign over-the-counter markets, and may invest in certain re-stricted or unlisted securities.

FOREIGN INVESTMENTS. The Portfolio may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in U.S. dollars. However, the Portfolio does not expect to invest more than 5% of its assets at the time of purchase in foreign equity securities. For further information on foreign investments and foreign cur-rency exchange transactions, see Risk Factors and Additional Investment Infor-mation.

The Portfolio may also invest in securities on a when-issued or delayed deliv-ery basis, enter into repurchase and reverse repurchase agreements, loan its portfolio securities, purchase certain privately placed securities and money market instruments, and enter into certain hedging transactions that may in-volve options on securities and securities indexes, futures contracts and op-tions on futures contracts. Forward foreign currency exchange contracts, op-tions and futures contracts are derivative instruments. For a discussion of these investments and investment techniques, see Risk Factors and Additional Investment Information.

RISK FACTORS AND ADDITIONAL INVESTMENT INFORMATION

CONVERTIBLE SECURITIES. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convert-ible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

WARRANTS. The Portfolio invests in warrants, which entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a spe-cific period of time. The strike price of warrants sometimes is much lower than the current market price of the underlying securities, yet warrants are subject to similar price fluctuations. As a result, warrants may be more vola-tile investments than the underlying securities.

Warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase money market instruments on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and for fixed income investments no in-terest accrues to the Portfolio until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. The Port-folio maintains with the Custodian a separate account with a segregated port-folio of securities in an amount at least equal to these commitments. When en-tering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged. It is the current policy of the Portfolio not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets less liabil-ities other than the obligations created by these commitments.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement trans-actions with brokers, dealers or banks that meet the credit guidelines estab-lished by the Portfolio's Trustees. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with re-spect to the seller, the Portfolio's realization upon the disposition of col-lateral may be delayed or limited. Investments in certain repurchase agree-ments and certain other investments which may be considered illiquid are lim-ited. See Illiquid Investments; Privately Placed and other Unregistered Secu-rities below. Other repurchase agreements are considered to be a type of money market instrument. See Risk Factors and Additional Investment Information-- Money Market Instruments.

LOANS OF PORTFOLIO SECURITIES. Subject to applicable investment restrictions, the Portfolio is permitted to lend its securities in an amount up to 33 1/3% of the value of the Portfolio's net assets. The Portfolio may lend its securi-ties if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any in-come accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolio may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Portfolio will con-sider all facts and circumstances, including the creditworthiness of the borrowing financial in-stitution, and the Portfolio will not make any loans in excess of one year. The Portfolio will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Portfolio, the Advisor or the Distributor, unless otherwise permitted by applicable law.

REVERSE REPURCHASE AGREEMENTS. The Portfolio is permitted to enter into re-verse repurchase agreements. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agree-ment. For purposes of the Investment Company Act of 1940 (the "1940 Act"), it is considered a form of borrowing by the Portfolio and, therefore, is a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. For more information, see Investment Objectives and Policies in the Statement of Additional Information.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may not acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act"). An illiquid investment is any invest-ment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

The Portfolio may also purchase Rule 144A securities sold to institutional in-vestors without registration under the 1933 Act. These securities may be de-termined to be liquid in accordance with guidelines established by the Advisor and approved by the Trustees of the Portfolio. The Trustees will monitor the Advisor's implementation of these guidelines on a periodic basis.

FUTURES AND OPTIONS TRANSACTIONS. The Portfolio may (a) purchase exchange traded and over-the-counter put and call options on equity securities or in-dexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities, and (c) purchase put and call options on futures con-tracts on indexes of equity securities. Each of these instruments is a deriva-tive instrument, as its value derives from the underlying asset or index.

The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may not use futures contracts and options for speculation.

The Portfolio may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge the Portfolio's investments against price fluctuations. Other strategies, in-cluding buying futures contracts and buying calls, tend to increase market ex-posure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the Portfolio's overall strategy in a manner deemed appropriate to the Advisor and consistent with the Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these instruments by the Portfolio may reduce certain risks associated with own-ing its portfo-lio securities, these techniques themselves entail certain other risks. If the Advisor applies a strategy at an inappropriate time or judges market condi-tions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investment, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premi-ums, in connection with its futures and options transactions and these trans-actions could significantly increase the Portfolio's turnover rate.

The Portfolio may purchase put and call options on securities, indexes of se-curities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Port-folio's total assets. For more detailed information about these transactions, see the Appendix to this Prospectus and Investment Objectives and Policies in the Statement of Additional Information.

FOREIGN INVESTMENT INFORMATION. The Portfolio may invest in certain foreign securities. Investment in securities of foreign issuers involves somewhat dif-ferent investment risks from those affecting securities of U.S. domestic is-suers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform ac-counting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may de-crease the net return on foreign investments as compared to dividends and in-terest paid to the Portfolio by domestic companies.

Investors should realize that the value of the Portfolio's investments in for-eign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, na-tionalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depre-ciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign na-tions may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign is-suer. Any foreign investments made by the Portfolio must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

In addition, while the volume of transactions effected on foreign stock ex-changes has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Portfolio's for-eign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settle-ment periods for foreign securities, which are often longer than those for se-curities of U.S. issuers, may affect portfolio liquidity. In buying and sell-ing securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

The Portfolio may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Certain such insti-tutions issuing ADRs may not be sponsored by the issuer of the underlying for-eign securities. A non-sponsored depository may not provide the same share-holder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securi-ties. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

Since the Portfolio's investments in foreign securities involve foreign cur-rencies, the value of its assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See Foreign Currency Exchange Trans-actions.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolio may buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Portfolio may enter from time to time into foreign currency exchange transactions. The Portfolio either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward contracts to purchase or sell foreign curren-cies. The cost of the Portfolio's spot currency exchange transactions is gen-erally the difference between the bid and offer spot rate of the currency be-ing purchased or sold.

A forward foreign currency exchange contract is an obligation by the Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These con-tracts are derivative instruments, as their value derives from the spot ex-change rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usu-ally large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. The Portfolio will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign cur-rency exchange contracts eliminate fluctuations in the prices of the Portfo-lio's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

The Portfolio may enter into foreign currency exchange transactions in an at-tempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or antici-pated securities transactions. The Portfolio may also enter into forward con-tracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or princi-pally traded in a foreign currency. To do this, the Portfolio would enter into a forward contract to sell the foreign currency in which the investment is de-nominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. The Portfolio will only enter into forward con-tracts to sell a foreign currency in exchange for another foreign currency if the Advisor expects the foreign currency purchased to appreciate against the U.S. dollar.

Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluc-tuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projec-tion of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

MONEY MARKET INSTRUMENTS. The Portfolio is permitted to invest in money market instruments although it intends to stay invested in equity securities to the extent practical in light of its objective and long-term investment perspec-tive. The Portfolio may invest in money market instruments of domestic or for-eign issuers denominated in U.S. dollars. Under normal circumstances the Port-folio will purchase these securities to invest temporary cash balances or to maintain liquidity to meet redemptions. However, the Portfolio may also invest in money market instruments without limitation as a temporary defensive meas-ure taken in the Advisor's judgment during, or in anticipation of, adverse market conditions. For more detailed information about these money market in-vestments, see Investment Objectives and Policies in the Statement of Addi-tional Information.

INVESTMENT RESTRICTIONS

As a diversified investment company, 75% of the assets of the Portfolio are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except U.S. government securities, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer.

The investment objective of the Fund and the Portfolio, together with the in-vestment restrictions described below and in the Statement of Additional In-formation, except as noted, are deemed fundamental policies, i.e., they may be changed only with the approval of the holders of a majority of the outstanding voting securities of the Fund and the Portfolio. The Fund has the same invest-ment restrictions as the Portfolio, except that the Fund may invest all of its investable assets in another open-end investment company with the same invest-ment objective and restrictions (such as the Portfolio). References below to the Portfolio's investment restrictions also include the Fund's investment re-strictions.

The Portfolio may not (i) borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Portfolio's total assets, taken at cost at the time of borrowing, or purchase securities while borrowings exceed 5% of its total assets; or mortgage, pledge or hypothecate any assets except in connection with any such borrowings in amounts up to 10% of the value of the Portfolio's net assets at the time of borrowing; (ii) purchase securities or other obligations of issuers conducting their principal business activity in the same industry if its investments in such industry would exceed 25% of the value of the Portfolio's total assets, except this limitation shall not apply to investments in U.S. Government secu-rities; or (iii) purchase securities of any issuer if, as a result of the pur-chase, more than 5% of the total assets of the Portfolio would be invested in securities of companies with fewer than three years of operating history (in-cluding predecessors).

For a more detailed discussion of the above investment restrictions, as well as a description of certain other investment restrictions, see Investment Re-strictions in the Statement of Additional Information.

MANAGEMENT OF THE TRUST AND THE PORTFOLIO

TRUSTEES. Pursuant to the Declarations of Trust for the Trust, the Trustees of the Trust decide upon matters of general policy and review the actions of the Trust's Administrator, Distributor, Services Agent, and other service provid-ers and the performance of the Portfolio's Advisor. Pursuant to the Declara-tion of Trust for the Portfolio, the Trustees of the Portfolio (who are not the same as the Trustees of the Trust) have the same responsibilities for the Portfolio including overseeing its service providers.

The Portfolio has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees of the Portfolio in exercising their overall su-pervisory responsibilities for the Portfolio's affairs. The fee to be paid by the Portfolio under the agreement approximates the reasonable cost of Pierpont Group, Inc. in providing these services. Pierpont Group, Inc. was organized in 1989 at the request of the Trustees of The Pierpont Family of Funds for the purpose of providing these services at cost to those funds. The principal of-fices of Pierpont Group, Inc. are located at 461 Fifth Avenue, New York, New York 10017. For more information concerning the Trust's and the Portfolio's Trustees and officers, see Trustees and Officers in the Statement of Addi-tional Information.

ADVISOR. The Fund has not retained the services of an investment adviser be-cause the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The Portfolio has retained the serv-ices of Morgan as Investment Advisor. Morgan, with principal offices at 60 Wall Street, New York, New York 10260, is a New York trust company which con-ducts a general banking and trust business. Morgan is a wholly-owned subsidi-ary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of Delaware. Through offices in New York City and abroad, J.P. Morgan, through the Advisor and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional cli-ents with combined assets under management of over $165 billion (of which the Advisor advises over $26 billion). Morgan provides investment advice and port-folio management services to the Portfolio. Subject to the supervision of the Portfolio's Trustees, Morgan makes the Portfolio's day-to-day investment deci-sions, arranges for the execution of portfolio transactions and generally man-ages the Portfolio's investments. See Investment Advisor in the Statement of Additional Information.

Morgan uses a sophisticated, disciplined, collaborative process for managing all asset classes. For equity portfolios, this process utilizes fundamental re-search, systematic stock selection and disciplined portfolio construction. Mor-gan has invested in equity securities of small U.S. companies on behalf of its clients since the 1960s. The portfolio managers making investments in small U.S. companies work in conjunction with Morgan's domestic equity analysts, as well as capital market, credit and economic research analysts, traders and ad-ministrative officers. The U.S. equity analysts each cover a different indus-try, following both the small and large companies in their respective indus-tries. They currently monitor a universe of over 300 small companies.

The following persons are primarily responsible for the day-to-day management and implementation of Morgan's process for the Portfolio (the inception date of each person's responsibility for the Portfolio and his business experience for the past five years is indicated parenthetically): James B. Otness, Managing Director (since February, 1993, employed by Morgan since prior to 1990 as a portfolio manager of equity securities of small and medium sized U.S. compa-
nies) and Fred W. Kittler, Vice President (since February, 1993, employed by Morgan since prior to 1990 as a portfolio manager of small and medium sized U.S. companies).

As compensation for the services rendered and related expenses borne by Morgan under the Investment Advisory Agreement with the Portfolio, the Portfolio has agreed to pay Morgan a fee, which is computed daily and may be paid monthly, at the annual rate of 0.60% of the Portfolio's average daily net assets.

Morgan also acts as Services Agent to the Trust and provides shareholder serv-ices to shareholders of the Fund. See Services Agent below. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

ADMINISTRATOR AND DISTRIBUTOR. Under Administration Agreements with the Trust and the Portfolio, Signature Broker-Dealer Services, Inc. ("SBDS") serves as the Administrator for the Trust and the Portfolio and in that capacity super-vises the Fund's and the Portfolio's day-to-day operations other than manage-ment of the Portfolio's investments. In this capacity, SBDS administers and manages all aspects of the Fund's and the Portfolio's day-to-day operations subject to the supervision of the Trustees, except as set forth under Advisor, Services Agent and Custodian. In connection with its responsibilities as Admin-istrator, SBDS (i) furnishes ordinary clerical and related services for day-to-day operations including certain recordkeeping responsibilities; (ii) takes re-sponsibility for compliance with all applicable federal and state securities and other regulatory requirements; (iii) is responsible for the registration of sufficient Fund shares under federal and state securities laws; (iv) takes re-sponsibility for monitoring the Fund's status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"); and (v) per-forms such administrative and managerial oversight of the activities of the Trust's and the Portfolio's custodian and transfer agent as the respective Trustees may direct from time to time. Under the terms of the Trust's Services Agreement with Morgan, the fees of the Administrator for its services to the Trust are covered by Morgan's expense undertakings described under Services Agent below.

Under the Trust's Administration Agreement, the annual administration fee rate is calculated based on the aggregate average daily net assets of The JPM Advi-sor Funds, as well as The JPM Institutional Funds and The Pierpont Funds, which are two other family of mutual funds for which SBDS acts as Administrator. The fee rate is calculated daily in accordance with the following schedule: 0.040% of the first $1 billion of these funds' aggregate average daily net assets, 0.032% of the next $2 billion of these funds' aggregate average daily net as-sets, 0.024% of the next $2 billion of these funds' aggregate average daily net assets and 0.016% of these funds' aggregate average daily net assets in excess of $5 billion. This fee rate is then applied to the net assets of the Fund.

Under the Portfolio's Administration Agreement, the annual administration fee rate is calculated based on the aggregate average daily net assets of the Port-folio, as well as all of the other portfolios in which series of The JPM Advi-sor Funds, The JPM Institutional Funds and The Pierpont Funds invest. The fee rate is calculated daily in accordance with the following schedule: 0.010% of the first $1 billion of these portfolios' aggregate average daily net assets, 0.008% of the next $2 billion of these portfolios' aggregate average daily net assets, 0.006% of the next $2 billion of these portfolios' aggregate average daily net assets and 0.004% of these portfolios' aggregate average daily net assets in excess of $5 billion. This fee rate is then applied to the net assets of the Portfolio. The Administrator may voluntarily waive a portion of its fees.

SBDS, a registered broker-dealer, also serves as the Distributor of shares of the Fund and the Exclusive Placement Agent for the Portfolio. Signature and its affiliates currently provide administration and distribution services for a number of registered investment companies through offices located in Boston, New York, London, Toronto and George Town, Grand Cayman.

SERVICES AGENT. Under a Services Agreement with the Trust, Morgan acts as Serv-ices Agent to the Trust and provides shareholder services to shareholders of the Fund. The agreement provides that Morgan is responsible for certain ac-counting and operational services provided to the Fund including services re-lated to tax returns and financial reports. These services also include matters related to computing the amount of dividends and the net asset value per share, keeping the books of account and providing shareholder services to shareholders of the Fund.

In addition, as provided in the Services Agreement, Morgan is responsible for the annual costs of certain usual and customary expenses incurred by the Fund (the "expense undertaking"). The expenses covered by the expense undertaking include, but are not limited to, transfer, registrar, and dividend disbursing costs, legal and accounting expenses, fees of the Administrator for services to the Trust, insurance, the compensation and expenses of the Trust's Trustees, the expenses of printing and mailing reports, notices, and proxies to Fund shareholders, and registration fees under federal or state securities laws. The Fund will pay these expenses directly and such amounts will be deducted from the fees to be paid to Morgan under the agreement. If such amounts are more than the amount of Morgan's fees under the agreement, Morgan will reimburse the Fund for such excess amounts. Under the agreement, the following expenses are not included in the expense undertaking: the services agent fee, organization expenses and extraordinary expenses as defined in this agreement.

The Trust's Services Agreement provides for the Fund to pay Morgan a fee for these services, which is computed daily and may be paid monthly, equal to 0.69% of the Fund's average daily net assets.

As noted above, the fee levels of the Fund are expense undertakings and reflect payments made directly to third parties by the Fund for services rendered, as well as payments to Morgan for services rendered. The Trustees of the Trust regularly review amounts paid to and accounted for by Morgan pursuant to the Services Agreement. Under the agreement, Morgan may delegate one or more of its responsibilities to other entities, including SBDS, at Morgan's expense. See Expenses below.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101, serves as the Fund's and the Portfolio's Custodian and Transfer and Dividend Disbursing Agent.

EXPENSES. In addition to the fees payable to Pierpont Group, Inc., Morgan and SBDS under the various agreements discussed under Trustees, Advisor and Admin-istrator and Distributor above, the Portfolio is responsible for usual and cus-tomary expenses associated with its operations. Such expenses include organiza-tion expenses, legal fees, accounting expenses, insurance costs, the compensa-tion and expenses of its Trustees, registration fees under federal and foreign securities laws, custodian fees, brokerage expenses and extraordinary expenses applicable to the Portfolio.

In addition to the expenses that Morgan assumes under the Services Agreement, Morgan has agreed that it will reimburse the Fund through at least September 30, 1996 to the extent necessary to maintain the Fund's total operating ex-penses (which includes expenses of the Fund and the Portfolio) at the annual rate of 1.30% of the Fund's average daily net assets. This limit on certain ex-penses does not cover extraordinary increases in these expenses during the pe-riod and no longer applies in the event of a precipitous decline in assets due to unfore-seen circumstances. There is no assurance that Morgan will continue this waiver beyond the specified period, except as required by the following sentence. Mor-gan has agreed to waive fees as necessary, if in any fiscal year the sum of the Fund's expenses exceeds the limits set by applicable regulations of state secu-rities commissions. Such annual limits are currently 2.5% of the first $30 mil-lion of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year.

SHAREHOLDER TRANSACTIONS

Investors may request either Morgan or their Eligible Institution, as defined below, for assistance in placing orders to purchase, redeem or exchange shares of the Fund.

Shareholders should address all inquiries to J.P. Morgan Funds Services, Morgan Guaranty Trust Company of New York, 522 Fifth Avenue, New York, New York 10036 or call (800) JPM-3637.

The business days of the Fund and the Portfolio are the days the New York Stock Exchange is open.

PURCHASE OF SHARES

METHOD OF PURCHASE. Investors may open accounts with the Fund only through the Distributor. All purchase transactions in Fund accounts are processed by Morgan as Services Agent and the Fund is authorized to accept any instructions relat-ing to a Fund account from Morgan as agent for the customer. All purchase or-ders must be accepted by the Fund's Distributor. Investors must be customers of Morgan or an eligible institution which is a customer of Morgan (an "Eligible Institution"). Investors may also be employer-sponsored retirement plans that have designated the Fund as an investment option for the plans. Prospective in-vestors who are not already customers of Morgan may apply to become customers of Morgan for the sole purpose of Fund transactions. There are no charges asso-ciated with becoming a Morgan customer for this purpose. Morgan reserves the right to determine the customers that it will accept, and the Fund reserves the right to determine the purchase orders that it will accept.

The Fund requires a minimum initial investment of $5,000.

PURCHASE PRICE AND SETTLEMENT. The Fund's shares are sold on a continuous basis without a sales charge at the net asset value per share next determined after receipt of an order. Prospective investors may purchase shares with the assis-tance of an Eligible Institution that may establish its own terms, conditions and charges.

To purchase shares in the Fund, investors should request their Morgan represen-tative (or a representative of their Eligible Institution) to assist them in placing a purchase order with the Fund's Distributor and to transfer immedi-ately available funds to the Fund's Distributor on the next business day. If the Fund receives a purchase order prior to 4:00 P.M. New York time on any business day, the purchase of Fund shares is effective and is made at the net asset value determined that day and the purchaser generally becomes a holder of record on the next business day upon the Fund's receipt of payment. If the Fund receives a purchase order after 4:00 P.M. New York time, the purchase is effec-tive and is made at the net asset value determined on the next business day, and the purchaser becomes a holder of record on the following business day upon the Fund's receipt of payment.

ELIGIBLE INSTITUTIONS. The services provided by Eligible Institutions may in-clude establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub- accounting, answering client inquiries regarding the Trust, assisting cli-ents in changing dividend options, account designations and addresses, provid-ing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Eligible Institution, transmitting proxy state-ments, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabu-lating and forwarding executed proxies and obtaining such other infor-mation and performing such other services as Morgan or the Eligible Institu-tion's clients may reasonably request and agree upon with the Eligible Insti-tution. Eligible Institutions may separately establish their own terms, condi-tions and charges for providing the aforementioned services and for providing other services.

REDEMPTION OF SHARES

METHOD OF REDEMPTION. To redeem shares in the Fund, an investor may instruct Morgan or his or her Eligible Institution, as appropriate, to submit a redemp-tion request to the Fund. The Fund executes effective redemption requests at the next determined net asset value per share. See Net Asset Value. See Addi-tional Information below for an explanation of the telephone redemption policy of The JPM Advisor Funds.

A redemption request received by the Fund prior to 4:00 P.M. New York time is effective on that day. A redemption request received after that time becomes effective on the next business day. Proceeds of an effective redemption are generally deposited the next business day in immediately available funds to the shareholder's account at Morgan or at his or her Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire trans-ferred in accordance with the customer's instructions and, subject to Further Redemption Information below, in any event are paid within seven days.

FURTHER REDEMPTION INFORMATION. Investors should be aware that redemptions from the Fund may not be processed if a redemption request is not submitted in proper form. To be in proper form, the Fund must have received the sharehold-er's taxpayer identification number and address. As discussed under Taxes be-low, the Fund may be required to impose "back-up" withholding of federal in-come tax on dividends, distributions and redemption proceeds when noncorporate investors have not provided a certified taxpayer identification number. In ad-dition, if a shareholder sends a check for the purchase of Fund shares and shares are purchased before the check has cleared, the transmittal of redemp-tion proceeds from the shares will occur upon clearance of the check which may take up to 15 days.

The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption for up to seven days and for such other periods as the 1940 Act or the Securities and Exchange Commission may permit. See Redemption of Shares in the Statement of Additional Information.

EXCHANGE OF SHARES

An investor may exchange shares from the Fund into any other JPM Advisor Fund without charge. Shares are exchanged on the basis of relative net asset value per share. Exchanges are in effect redemptions from one fund and purchases of another fund and the usual purchase and redemption procedures and requirements are applicable to exchanges. See Purchase of Shares and Redemption of Shares in this Prospectus and in the prospectuses for the other JPM Advisor Funds. See also Additional Information below for an explanation of the telephone ex-change policy of The JPM Advisor Funds.

Shareholders subject to federal income tax who exchange shares in one fund for shares in another fund may recognize capital gain or loss for federal income tax purposes. The Fund reserves the right to discontinue, alter or limit its exchange privilege at any time. For investors in certain states, state securi-ties laws may restrict the availability of the exchange privilege.

DIVIDENDS AND DISTRIBUTIONS

Dividends consisting of substantially all of the Fund's net investment income, if any, are declared and paid twice a year. The Fund may also declare an addi-tional dividend of net investment income in a given year to the extent neces-sary to avoid the imposition of federal excise tax on the Fund.

Substantially all the realized net capital gains, if any, of the Fund are de-clared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund. Declared dividends and distribu-tions are payable to shareholders of record on the record date.

Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

NET ASSET VALUE

Net asset value per share for the Fund is determined by subtracting from the value of the Fund's total assets (i.e., the value of its investment in the Portfolio and other assets) the amount of its liabilities and dividing the re-mainder by the number of its outstanding shares, rounded to the nearest cent. Expenses, including the fees payable to Morgan, are accrued daily. See Net As-set Value in the Statement of Additional Information for information on valua-tion of portfolio securities for the Portfolio.

The Fund computes its net asset value once daily at 4:15 P.M. New York time on Monday through Friday, except that the net asset value is not computed for the Fund on a day in which no orders to purchase or redeem Fund shares have been received or on the holidays listed under Net Asset Value in the Statement of Additional Information.

ORGANIZATION

The Trust was organized on September 16, 1994 as an unincorporated business trust under Massachusetts law and is an entity commonly known as a "Massachu-setts business trust". The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series. To date, nine series of shares, have been authorized and are available for sale to the public. Only shares of the Fund are offered through this Prospectus. No series of shares has any preference over any other series of shares. See Massachusetts Trust in the Statement of Additional Information.

The Declaration of Trust for the Trust provides that no Trustee, shareholder, officer, employee, or agent of the Fund shall be held to any personal liabili-ty, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but that the Trust property only shall be liable.

Shareholders of the Fund are entitled to one vote for each share and to the ap-propriate fractional vote for each fractional share. There is no cumulative voting. Shares have no preemptive or conversion rights. Shares are fully paid and non- assessable by the Fund. The Trust has adopted a policy of not issuing share certificates. The Trust does not intend to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by share-holder vote as may be required by either the 1940 Act or the Declaration of Trust. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of ten percent of Trust shares and will assist shareholders in communicating with each other as pre-scribed in Section 16(c) of the 1940 Act. For further organization information, including certain shareholder rights, see Description of Shares in the State-ment of Additional Information.

The Portfolio, in which all the assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and com-mon and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. According-ly, the Trustees of the Trust believe that neither the Fund nor its sharehold-ers will be adversely affected by reason of the Fund's investing in the Portfo-lio.

TAXES

The following discussion of tax consequences is based on U.S. federal tax laws in effect on the date of this Prospectus. These laws and regulations are sub-ject to change by legislative or administrative action. Investors are urged to consult their own tax advisors with respect to specific questions as to federal taxes and with respect to the applicability of state or local taxes. See Taxes in the Statement of Additional Information. Annual statements as to the current federal tax status of distributions, if applicable, are mailed to shareholders after the end of the taxable year for the Fund.

The Trust intends to qualify the Fund as a separate regulated investment com-pany under Subchapter M of the Code. For the Fund to qualify as a regulated in-vestment company, the Portfolio limits its investments so that at the close of each quarter of its taxable year (a) no more than 25% of its total assets are invested in the securities of any one issuer, except U.S. Government securi-ties, and (b) with regard to 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer, except U.S. Government securities. As a regulated investment company, the Fund should not be subject to federal income taxes or federal excise taxes if all of its net investment income and capital gains less any available capital loss carryforwards are distributed to shareholders within allowable time limits. The Portfolio intends to qualify as an association treated as a partnership for federal income tax purposes. As such, the Portfolio should not be subject to tax. The Fund's status as a regulated investment company is dependent on, among other things, the Portfolio's continued qualification as a partnership for fed-eral income tax purposes.

If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made or distributions declared to noncorporate shareholders.

Distributions of net investment income and realized net short-term capital gains in excess of net long-term capital losses are taxable as ordinary income to shareholders of the Fund whether such distributions are taken in cash or re-invested in additional shares. The Fund expects a portion of the distributions of this type to corporate shareholders of the Fund to be eligible for the divi-dends-received deduction.

Distributions of net long-term capital gains in excess of net short-term capi-tal losses are taxable to shareholders of the Fund as long-term capital gains regardless of how long a shareholder has held shares in the Fund and regardless of whether taken in cash or reinvested in additional shares. Long-term capital gains distributions to corporate shareholders are not eligible for the divi-dends-received deduction.

Any distribution of net investment income or capital gains will have the effect of reducing the net asset value of the Fund's shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the dis-tribution, although constituting a return of capital to the shareholder, will be taxable as described above.

Any gain or loss realized on the redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will be treated as long-term cap-ital gain or loss if the shares have been held for more than one year, and oth-erwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

ADDITIONAL INFORMATION

The Fund sends to its shareholders annual and semi-annual reports. The finan-cial statements appearing in annual reports are audited by independent accoun-tants. Shareholders also will be sent confirmations of each purchase and re-demption and monthly statements, reflecting all other account activity, includ-ing dividends and any distributions reinvested in additional shares or credited as cash.

All shareholders are given the privilege to initiate transactions automati-cally by telephone upon opening an account. However, an investor should be aware that a transaction authorized by telephone and reasonably believed to be genuine by the Fund, Morgan, his or her Eligible Institution or the Distribu-tor may subject the investor to risk of loss if such instruction is subse-quently found not to be genuine. The Fund will employ reasonable procedures, including requiring investors to give their Personal Identification Number and tape recording of telephone instructions, to confirm that instructions commu-nicated from investors by telephone are genuine; if it does not, the Fund, the Services Agent or a shareholder's Eligible Institution may be liable for any losses due to unauthorized or fraudulent instructions.

The Fund may make historical performance information available and may compare its performance to other investments or relevant indexes, including data from Lipper Analytical Services, Inc., Micropal Inc., Morningstar Inc., Ibbotson Associates, Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Frank Russell Indexes and other industry publications.

The Fund may advertise "total return" and non-standardized total return data. The total return shows what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since commencement of op-erations, if less) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all re-curring fees. This method of calculating total return is required by regula-tions of the Securities and Exchange Commission. Total return data similarly calculated, unless otherwise indicated, over other specified periods of time may also be used. See Performance Data in the Statement of Additional Informa-tion. All performance figures are based on historical earnings and are not in-tended to indicate future performance. Performance information may be obtained by calling the Fund's Distributor at (800) 847-9487.

APPENDIX

The Portfolio may (a) purchase exchange traded and over-the-counter put and call options on equity securities or indexes of equity securities, (b) purchase and sell futures contracts on indexes of equity securities and (c) purchase put and call options on futures contracts on indexes of equity securities. Each of these instruments is a derivative instrument, as its value derives from the un-derlying asset or index.

The Portfolio may use futures contracts and options for hedging purposes. The Portfolio may not use futures contracts and options for speculation.

OPTIONS

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the Portfolio ob-tains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. The Portfolio may terminate its position in a put option it has purchased by al-lowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liq-uid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a secu-rity, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

The buyer of a typical put option can expect to realize a gain if the price of the underlying instrument falls substantially. However, if the price of the in-strument underlying the option does not fall enough to offset the cost of pur-chasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price in-creases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.


OPTIONS ON INDEXES. The Portfolio may purchase put and call options on any se-curities index based on securities in which the Portfolio may invest. Options on securities indexes are similar to options on securities, except that the ex-ercise of securities index options is settled by cash payment and does not in-volve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Portfolio, in purchasing index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

For a number of reasons, a liquid market may not exist and thus the Portfolio may not be able to close out an option position that it has previously entered into. When the Portfolio purchases an over-the-counter option, it will be rely-ing on its counterparty to perform its obligations, and the Portfolio may incur additional losses if the counterparty is unable to perform.

FUTURES CONTRACTS

When the Portfolio purchases a futures contract, it agrees to purchase a speci-fied quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index. When the Portfolio sells a futures contract, it agrees to sell a specified quantity of the under-lying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.

When the Portfolio purchases a futures contract, the value of the futures con-tract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the under-lying instrument, much as if it had purchased the underlying instrument direct-ly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to off-set both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when the Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its Custodian in a segregated account in the name of its futures broker, known as a futures commission merchant
(FCM). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. The Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for the Portfolio to close out its futures positions. Until it closes out a futures position, the Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

The Portfolio will segregate liquid, high quality assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

For further information about the Portfolio's use of futures and options and a more detailed discussion of associated risks, see Investment Objectives and Policies in the Statement of Additional Information.

THE JPM ADVISOR FUNDS

The JPM Advisor U.S. Fixed Income Fund

The JPM Advisor International Fixed Income Fund

The JPM Advisor U.S. Equity Fund

The JPM Advisor U.S. Small Cap Equity Fund

The JPM Advisor International Equity Fund

The JPM Advisor European Equity Fund

The JPM Advisor Asia Growth Fund

The JPM Advisor Japan Equity Fund

The JPM Advisor Emerging Markets Equity Fund




No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.
ADVPROS404

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The
JPM Advisor
U.S. Small
Cap Equity
Fund




PROSPECTUS
October 1, 1995